SECOND AMENDMENT TO CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is made and entered into effective as of the 24th day of June, 1997, by and between NICHOLS RESEARCH CORPORATION, a Delaware corporation ("Borrower"), SOUTHTRUST BANK, NATIONAL ASSOCIATION, a national banking association f/k/a SouthTrust Bank of Alabama, National Association ("SouthTrust"), REGIONS BANK, an Alabama state banking corporation f/kla First Alabama Bank
("Regions"), and CORESTATES BANK, N.A., a national banking association ("Corestates")(SouthTrust, Regions, and Corestates being collectively referred to herein as the "Banks").

                            RECITALS:

     A. Borrower and Banks are parties to that certain Credit Agreement dated August 16, 1995, as amended by that certain First Amendment to Credit Agreement dated March 31, 1997 (as amended, the "Credit Agreement") pursuant to which Banks have made a $73,500,000 line of credit loan to the Bon-ower. Capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

     B.  Borrower  has requested that the Commitment  Termination
Date be extended to September 30, 1997, and as a condition to such extension, Banks have required the execution of this Second
Amendment.

                            AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and aufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.  Article  I of the Credit Agreement is hereby amended  by deleting the definition of "Commitment Termination Date"  in  its
entirety   and  by  inserting  in  lieu  thereof  the   following
definition:

         "Commitment Termination Date" means the first to occur of (1) September 30, 1997, or such later date as Borrower and Banks may agree upon in writing pursuant to Section 2.11 hereof, it being agreed that Banks shall have no obligation to extend the Commitment Termination Date, or (2) the date that Banks, by reason of an Event of Default, suspend the making of further Advances.

     2. No right of Banks with respect to the Credit Agreement or any of the other Loan Documents are or will be in any manner released, destroyed, diminished, or other`Nise adversely aff~cted by this Second Amendment.

     3. Except as hereby expressly mod)fied and amended, the Credit Agreement shall remain in full force and effect, and the Credit Agreement, as amended, is hereby rat)fied and affirmed in all respects. Borrower confirms that it has no defenses or setoffs with respect to its obligations pursuant to the Credit Agreement as amended hereby.

     4. Borrower represents and warrants to Banks that all representations and warranties contained in the Credit Agreement are true and correct as of the date hereof, and no Event of Default or Potential Default has occurred or exists.

     5. All references to the Credit Agreement in any of the other Loan Documents shall be deemed to refer, from and afiter the date hereof, to the Credit Agreement as amended hereby.

     6.  This Second Amendment shall inure to the benefit of  and
be   binding  upon  the  parties  hereto,  and  their  respective successors and assignors.

     7. This Second Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

     8. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM,
COUNTERCLAIM, SETOFF, DEMAND, ACTION OR CAUSE OF ACTION (I) ARISING OUT OF OR IN ANY WAY PERTAINING OR RELATING TO THIS SECOND AMENDMENT, THE CREDIT AGREEMENT, OR THE OTHER LOAN DOCUMENTS, OR (II) IN ANY WAY CONNECTED WITH OR PERTAINING OR RELATED TO OR INCIDENTAL TO ANY DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THE FOREGOING OR IN CONNECTION WITH THE
TRANSACTIONS RELATED THERETO OR CONTEMPLATED THEREBY OR THE EXERCISE OF ANY PARTY'S RIGHTS AND REMEDIES THEREUNDER, IN ALL OF THE FOREGOING CASES WHETHER NOW EXISTING OR HEREAFTER ARISING,
AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. BORROWER AGREES THAT BANKS MAY FILE A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED AGREEMENT OF BORROWER IRREVOCABLY TO WAIVE ITS RIGHT TO TRIAL BY JURY, AND THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY DISPUTE OR CONTROVERSY WHATSOEVER BETWEEN BORROWER AND BANKS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

 IN WITNESS WHEREOF, the parties have caused this Second Amendment to be properly executed and delivered by their duly authorized officers to be effective as of the day and year first above written.

                                    NICHOLS  RESEARCH CORPORATION,
                                    a Delaware corporation

                                    By:  /s/  Allen E. Dillard
                                         -------------------------
                                    Its: Chief Financial Officer

                                    SOUTHTRUST BANK, NATIONAL ASSOCIATION,
                                    a national banking association

                                    By:  /s/  Kevin Horton
                                         --------------------------
                                    Its: Assistant Vice President



                                    REGIONS BANK, an Alabama state banking
                                    corporation  f/k/a   First Alabama Bank

                                    By:  /s/  Kenneth D. Watson
                                         ---------------------------
                                    Its: Vice President



                                    CORESTATES BANK, N.A.,
                                    a national banking association

                                    By:  /s/  Karen Leaf
                                         ---------------------------
                                    Its:  Vice President

STATE OF ALABAMA )
COUNTY OF Madison )

     I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Allen E. Dillard , whose name as Chief Financial Officer of Nichols Research Corporation, a Delaware corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, _he, as such officer, executed the same voluntarily and with full authority for and as the act of said corporation.

     Given under my hand and official seal this the 24th day of
June, 1997.
                                 /s/  Sharon B. Ivey
                                      ----------------
                                      Notary Public

My Commission Expires:
My Commission Expires:  3-3-99

STATE OF ALABAMA  )
COUNTY OF Jefferson)

     I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Kevin Horton, whose name as Assistant Vice President of SouthTrust Bank, National Association, a national banking association f/k/a SouthTrust Bank of Alabama, National Association, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such officer, executed the same voluntarily and with full authority for and as the act of said association.

          Given under my hand and official seal this the 1 day of July, 1997.

                                         /s/  Melanie Sowell
                                              ---------------------
                                              Notary Public

My Commission Expires:
My Commission Expires February 19,2001



STATE OF ALABAMA  )
COUNTY OF  Madison  )

    I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Kenneth D. Watson, whose name as Vice President of Regions Bank, an Alabama state banking corporation f/k/a First Alabama Bank, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, _he, as such office, executed the same voluntary and with full authority for and as the act of said corporation.

    Given under my hand and official seal this the 27th day of June, 1997.



                                           /s/  Betty Morring
                                                ------------------
                                                Notary Public

My Commission Expires:
My Commission Expires 10-20-99



STATE OF PENNSYLVANIA )
COUNTY OF Philadelphia)

    I, the undersigned, a Notary Public in and for said County, in said State, hereby certify that Karen Leaf, whose name as Vice President of Corestates Bank, N.A., a national banking association, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, _he, as such officer, executed the same voluntarily and with full authority for and as the act of said association.

    Given under my hand and official seal this the 26th day of June, 1997.


                                          /s/  Sharon A. Kelly
                                               ------------------
                                               Notary Public
My Commission Expires:
Nov. 15, 1999
--------------